Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the attached Report of Manulife Private Credit Fund (the “registrant”) on Form 10-K for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), the undersigned officer of the registrant does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Ian Roke
Ian Roke
President
Chief Executive Officer
(Principal Executive Officer)

Dated: February 25, 2026